SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_____________


FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported): December 19, 1996



Kiddie Academy International, Inc.
(Exact Name of Registrant as Specified in Charter)



Delaware			52-1938283		1-4052
(State or Other		(IRS Employer		(Commission File
Jurisdiction of		Identification No.)	Number)
Incorporation)


	108 Wheel Road, Bel Air, Maryland			21015
    (Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (410)
515-0788


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 8.		Change in Fiscal Year.

		On December 19, 1996, the Board of Directors determined to change the Fiscal Year of the Registrant from that used in its Quarterly Report on Form 10-QSB for the quarter ended June 30, 1996. Accordingly, subsequent to the change, the Registrant's fiscal year covers the 52 or 53 week period which ends the Sunday nearest to September 30. The transition to the new fiscal year end is reflected on the Registrant's Form 10-KSB for the fiscal year ended September 29, 1996.

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
SIGNATURES


In accordance with the requirements of the Securities
Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



					KIDDIE ACADEMY INTERNATIONAL, INC.



January 3, 1997		BY:	/s/ GUY A. MATTA
Date						Guy A. Matta
						Executive Vice President and
						Chief Financial Officer


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